                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):      September 23, 1998
                                                           -------------------



                               DEAN FOODS COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       1-08262                 36-0984820
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



      3600 N. River Road, Franklin Park, Illinois                   60131
--------------------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code              (847) 678-1680
                                                                --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

     On September 23, 1998, the Registrant sold the stock of Dean Foods Vegetable Company, a wholly owned subsidiary of the Registrant, to Agrilink Foods, Inc. ("Agrilink"), an unaffiliated purchaser, for $365.6 million in cash, an Agrilink subordinated note in the amount of $30.0 million and Agrilink's aseptic foods business. The sale was the result of a bid process initiated by the Registrant with the assistance of an investment banker.


Item 7.   Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Pro Forma Financial Information of Dean Foods Company

            Pro Forma Consolidated Balance Sheet at May 31, 1998

            Pro Forma Consolidated Statement of Income for the Fiscal Year Ended May 31, 1998

         Summary Unaudited Consolidated Pro Forma Financial Information

     The following summary unaudited Consolidated Pro Forma Financial Information gives effect to the sale of Dean Foods Vegetable Company, a wholly owned subsidiary of Dean Foods Company ("Dean"), which constituted the Vegetables segment of Dean's consolidated operations, to Agrilink Foods, Inc. ("Agrilink") for $365.6 million in cash, an Agrilink subordinated note in the amount of $30.0 million and Agrilink's aseptic food business, with an estimated fair market value of $80.0 million. Due to the uncertainty of realizability of the $30.0 million subordinated note, the note has been valued at zero in this Pro Forma financial information. The valuation of the aseptic foods business is based on a preliminary appraisal and the estimates of the fair value are subject to change when final information concerning asset valuations is obtained

The historical financial information is consistent with Dean's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and reflects the Vegetables segment operations as discontinued operations. The historical financial information for the Agrilink aseptic foods business is based on the unaudited "carved-out" condensed financial position and results of operations of such business as of and for the year ended June 30, 1998. The income statement data give effect to the acquisition of the Agrilink aseptic foods business and the utilization of the cash proceeds received in this transaction as if the sale had occurred as of the beginning of the fiscal year ended May 31, 1998. The balance sheet data gives effect to the sale of Dean Foods Vegetable Company and the acquisition of Agrilink's aseptic food business as of May 31, 1998. The summary unaudited Consolidated Pro Forma Information should be read in conjunction with Dean Foods Company historical consolidated financial statements incorporated by reference in its Annual Report on Form 10-K for the fiscal year ended May 31, 1998, and does not purport to be indicative of the results that would have been achieved had the sale of Dean Foods Vegetable Company and the acquisition of the aseptic foods business been completed on the dates indicated or that may be achieved in the future.

                        PRO FORMA FINANCIAL INFORMATION

                               DEAN FOODS COMPANY
                      Pro Forma Consolidated Balance Sheet
                         Fiscal Year Ended May 31, 1998
                                 (In millions)
                                  (UNAUDITED)

                                                    Dean      Sale of          Acquisition
                                                   Foods     Dean Foods        of Agrilink
                                                  Company    Vegetable           Aseptic           Other
                                                 Historical   Company           Business        Adjustments    Pro Forma
                                                 ----------  ----------        ----------       -----------    ---------
                         ASSETS
                         ------
CURRENT ASSETS
  Cash and temporary cash investments            $   11.9    $ 143.6 (a)         $   -           $     -       $  155.5
  Accounts and notes receivable, net                226.0                                                         226.0
  Inventories                                       135.4                         10.1(f)            0.4 (g)      145.9
  Deferred tax assets                                12.3                                            3.3 (c)       15.6
  Other                                              34.6                                                          34.6
                                                ------------------------------------------------------------------------
  Total Current Assets                              420.2      143.6              10.1               3.7          577.6
                                                ------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
  Properties, at cost                               966.2                          9.0(f)            2.2 (g)      977.4
  Less - Accumulated depreciation                   415.2                                                         415.2
                                                ------------------------------------------------------------------------
  Total Properties, net                             551.0                          9.0               2.2          562.2
                                                ------------------------------------------------------------------------

NET ASSETS OF DISCONTINUED OPERATIONS               288.0     (288.0)(b)                                              -
                                                ------------------------------------------------------------------------

OTHER ASSETS
  Goodwill, net of amortization                     329.7                                           58.3 (h)      388.0
  Other intangible assets, net of amortization        4.9                                                           4.9
  Other                                              13.3                                                          13.3
                                                ------------------------------------------------------------------------
  Total Other Assets                                347.9                                           58.3          406.2
                                                ------------------------------------------------------------------------

TOTAL ASSETS                                     $1,607.1    $(144.4)            $19.1           $  64.2       $1,546.0
                                                ========================================================================

LIABILITIES & SHAREHOLDERS' EQUITY
----------------------------------

CURRENT LIABILITIES
  Notes payable to banks                         $   12.0    $ (12.0)(a)         $   -           $     -       $      -
  Current installments of long-term debt              9.0                                                           9.0
  Accounts payable and accrued expenses             311.3                                           19.8 (e)      331.1
  Dividends payable                                   8.1                                                           8.1
  Federal and state income taxes payable             12.5                                           63.5 (d)       76.0
                                                ------------------------------------------------------------------------
  Total Current Liabilities                         352.9      (12.0)                               83.3          424.2
                                                ------------------------------------------------------------------------

LONG-TERM OBLIGATIONS                               558.2     (210.0)(a)                                          348.2
                                                ------------------------------------------------------------------------

DEFERRED LIABILITIES
  Deferred Income Taxes                              43.5                                           (8.0) (c)      35.5
  Other                                              33.2                                                          33.2
                                                ------------------------------------------------------------------------
  Total Deferred Liabilities                         76.7                                           (8.0)          68.7
                                                ------------------------------------------------------------------------

SHAREHOLDERS' EQUITY                                619.3       77.6 (i)          19.1(i)          (11.1)(i)      704.9
                                                ------------------------------------------------------------------------

COMMITMENTS AND CONTINGENT LIABILITIES                  -                                                             -
                                                ------------------------------------------------------------------------

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY         $1,607.1    $(144.4)            $19.1           $  64.2       $1,546.0
                                                ========================================================================

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

(a) Reflects gross cash proceeds of $365.6 million from the sale of Dean Foods Vegetable Company. The cash was utilized to repay $222.0 million of debt under the Company's revolving credit agreement and short-term lines of credit, with the balance remaining in cash and temporary cash investments.

(b) Reflects the removal of the net investment in Dean Foods Vegetable Company as a result of the sale.

(c) Reflects temporary differences associated with the timing of tax versus book recognition of income tax expense.

(d)  Reflects the increase in current tax liability resulting from the sale.

(e) Reflects accruals for transaction costs, including investment banking, legal and accounting fees, employee related costs and other transaction related liabilities.

(f) Reflects the assets of the Agrilink aseptic foods business received as a portion of the consideration for Dean Foods Vegetable Company.

(g) Reflects the write-up to estimated fair market value of the inventory and property, plant and equipment of the Agrilink aseptic foods business assets.

(h) Reflects the excess of the $80.0 million estimated value of the Agrilink aseptic foods business over the estimated fair value of the inventory and property, plant and equipment acquired.

(i) Reflects the estimated gain related to the sale of Dean Foods Vegetable Company to Agrilink Foods, Inc.

                        PRO FORMA FINANCIAL INFORMATION

                               DEAN FOODS COMPANY
                   Pro Forma Consolidated Statement of Income
                         Fiscal Year Ended May 31, 1998
                    (In millions, except for per share data)
                                  (UNAUDITED)


                                                       Dean              Acquisition
                                                       Foods             of Agrilink
                                                      Company              Aseptic              Other
                                                    Historical           Business (a)        Adjustments        Pro Forma
                                                  --------------       ---------------       -----------       -----------
Net Sales                                            $2,735.8                  $95.4          $   -             $2,831.2

Cost of products sold                                 2,105.8                   74.6            0.6   (b)        2,181.0

Delivery, selling and administrative expenses           467.5                   11.1            1.5   (b)          480.1
                                              --------------------------------------------------------------------------

Operating earnings                                      162.5                    9.7           (2.1)               170.1

Interest expense(c)                                      21.1                                                       21.1

Interest income                                           2.3                                                        2.3
                                              --------------------------------------------------------------------------

Income from continuing operations
             before income taxes                        143.7                    9.7           (2.1)               151.3

Provision (benefit) for income taxes                     55.7                    3.9           (0.6)                59.0
                                              --------------------------------------------------------------------------

Income from continuing operations                    $   88.0                  $ 5.8          $(1.5)            $   92.3
                                              ==========================================================================

Income per share from continuing operations:
     Basic                                           $   2.17                                                   $   2.28
                                              ===============                                            ===============
     Diluted                                         $   2.13                                                   $   2.23
                                              ===============                                            ===============

Weighted average common shares:
     Basic                                               40.5                                                       40.5
                                              ===============                                            ===============
     Diluted                                             41.4                                                       41.4
                                              ===============                                            ===============

              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(a) Reflects the income statement for the Agrilink aseptic foods business acquired as a portion of the consideration for Dean Foods Vegetable Company.

(b) Reflects the increase in depreciation and amortization expense related to the write-up of the assets of the Agrilink aseptic foods business, using a weighted average seven year life for property, plant and equipment and a forty year life for goodwill amortization.


(c) Due to borrowing levels during the fiscal year and the allocation of interest expense to the discontinued vegetables operation, there was no incremental impact on interest expense of continuing operations.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    DEAN FOODS COMPANY

Date:  September 30, 1998           By:  /s/  William R. McManamam
       ------------------                -------------------------
                                         Vice President - Finance and
                                         Chief Financial Officer